[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

September 30, 2001

CMA Michigan
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2001, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 2.32%.* As of September 30, 2001, the Fund's 7-day yield was 1.84%.

Economic Environment

Michigan's economy slowed considerably during the six-month period ended September 30, 2001. This was reflected in the state's jobless rate that climbed 1.4% since August 2000 and by September 30, 2001 exceeded the national average for the first time since 1993. The manufacturing sector, which stabilized recently, was still experiencing declining employment. Despite steady diversification, Michigan remains highly exposed to the motor vehicle industry and other cyclical-sensitive durable goods manufacturing. While auto sales stayed historically strong as a result of generous incentives, if the national economy were to weaken further, automobile manufacturers would again need to clamp down on production. Conversely, even in the worst case scenario of a national recession, vehicle sales are not expected to fall as sharply as in the past. This is attributed to innovations such as leasing and incentives combined with manufacturers managing vehicle production more effectively.

The weakening economy also depressed tax collections, which resulted in budgetary shortfalls. Consequently, Michigan lawmakers were considering belt-tightening decisions that few expected to make six months ago. This deterioration in the state's finances is yet another indication that the economic downturn is deeper and longer than had been expected. For instance, economists estimate that tax revenues will be $590 million lower than had been forecasted in January for the 2001 fiscal year. State agencies were also asked to trim their spending and a hiring freeze was put in place. Moreover, a tax cut planned for 2002 may have to be delayed, causing the state to forego its expected benefit. Nonetheless, Michigan's finances are not as bad as they seem. During the 1990s, the state built a rainy day fund that presently totals more than $1.2 billion and could be used to fund holes in the budget if other ways of making up shortfalls cannot be found. In addition, the state already spent considerable sums on infrastructure investments, which are expected to yield long-term dividends for the economy.

Investment Strategy

CMA Michigan Municipal Money Fund began the six-month period ended September 30, 2001 in pursuit of a more bullish stance given the sustained weakness of the US economy. For the first half of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to aggressively continue to ease monetary policy. For instance, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already eased 150 basis points (1.50%), cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance provided some attractive opportunities to work toward our desired position. Consequently, the bulk of our purchases were completed early in the period as expectations of further interest rate cuts remained high. For the six-month period ended September 30, 2001, Michigan's short-term tax-exempt issuance totaled $664 million, a significant increase compared to the $114.6 million issued in the previous six months. On May 15, 2001, the Federal Reserve Board once again lowered the Federal Funds rate by 50 basis points, as a result of ongoing weakness in economic indicators such as nonfarm payrolls and initial jobless claims. During this time, we continued to seek out prudent

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

opportunities to maintain a more bullish stance for the Fund.

Although weakness persisted into the second half of the period, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both the June 27 and August 21, 2001 meetings. Given that the Federal Reserve Board had significantly lowered interest rates, we believed that a majority of the easing was completed. Consequently, we did not expect to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. On September 11, 2001, the US economy and financial markets were dealt a tremendous blow as a result of terrorist attacks on the World Trade Center and the Pentagon. In fact, during the last two weeks of the period, the Dow Jones Industrial Average and NASDAQ Composite Index declined 8% and 11.5%, respectively. Going forward, we believe that these events will both deepen and prolong the current economic slowdown. Therefore, we will look to maintain our relatively bullish stance, while continuing to monitor all factors affecting the marketplace.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

November 2, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

CMA MICHIGAN MUNICIPAL MONEY FUND
PROXY RESULTS

During the six-month period ended September 30, 2001, CMA Michigan Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted    Shares Withheld
                                                                                    For          From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board             Ronald W. Forbes                       373,253,623       9,069,358
   of Trustees:                          Terry K. Glenn                         373,797,300       8,525,681
                                         Cynthia A. Montgomery                  373,253,623       9,069,358
                                         Charles C. Reilly                      373,753,933       8,569,048
                                         Kevin A. Ryan                          373,253,623       9,069,358
                                         Roscoe S. Suddarth                     373,763,001       8,559,980
                                         Richard R. West                        373,225,474       9,097,507
                                         Edward D. Zinbarg                      373,797,300       8,525,681

----------------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted    Shares Voted    Shares Voted
                                                                            For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------
2. To approve to convert the Fund to a "master/feeder" structure.       351,837,413     25,099,353       5,386,215
----------------------------------------------------------------------------------------------------------------------
3. To approve to divide the Fund's shares into additional classes.      350,116,780     27,170,449       5,035,752
----------------------------------------------------------------------------------------------------------------------
4. To change the Fund's investment restrictions.                         Adjourned       Adjourned       Adjourned
----------------------------------------------------------------------------------------------------------------------

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                  (IN THOUSANDS)

                   Face
State             Amount                                   Issue                                                     Value
----------------------------------------------------------------------------------------------------------------------------
Michigan--      $  1,155    Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
94.1%                       Series 1997-A, 2.30% due 2/01/2027 (c) .........................................     $     1,155
                   3,400    Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                            (Arlington Corp. Project), VRDN, AMT, 2.55% due 9/01/2016 (c) ..................           3,400
                   6,100    Chippewa Valley, Michigan, Schools, GO, SAN, 3.25% due 8/30/2002 ...............           6,122
                   1,600    Delta County, Michigan, Economic Development Corporation, Environmental
                            Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES, VRDN,
                            Series F, 2.60% due 12/01/2013 (c) .............................................           1,600
                            Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c):
                   2,000        Series SG-64, 2.38% due 7/01/2025 ..........................................           2,000
                   2,000        Series SGB-6, 2.38% due 7/01/2025 (b) ......................................           2,000
                  15,840    Eagle Tax-Exempt Trust, Grand Rapids Michigan, Sanitation Sewer System,
                            VRDN, Series A, 2.38% due 1/01/2022 (c) ........................................          15,840
                   1,025    Farmington Hills, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Refunding Bonds (Brookfield Building Association),
                            VRDN, 2.40% due 11/01/2010 (c) .................................................           1,025
                   1,000    Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                            VRDN, AMT, 2.55% due 9/01/2004 (c) .............................................           1,000
                   2,300    Georgetown Charter Township, Michigan, IDR, Limited Obligation
                            (J&F Steel Corp.), VRDN, AMT, 2.45% due 2/01/2009 (c) ..........................           2,300
                     475    Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                            VRDN, Series A, 2.25% due 10/01/2011 (c) .......................................             475
                   3,325    Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                            (Amway Hotel Corp. Project), VRDN, Series B, 2.30% due 8/01/2017 (c) ...........           3,325
                   1,000    Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT,
                            2.40% due 7/01/2015 (c) ........................................................           1,000
                   1,945    Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                            AMT, 2.40% due 7/01/2009 (c) ...................................................           1,945
                   2,500    Grand Rapids, Michigan, Sanitation Sewer System Revenue Refunding Bonds,
                            6% due 1/01/2002 (b)(d) ........................................................           2,570
                   3,800    Jackson County, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Bonds (American Tooling Center Project), VRDN, AMT,
                            2.55% due 6/01/2011 (c) ........................................................           3,800
                   2,650    Jackson, Michigan, Public Schools, GO, SAN, Series B, 3.25% due 5/22/2002 ......           2,660
                     165    Lenawee County, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT, 2.55%
                            due 5/01/2002 (c) ..............................................................             165
                     800    Marquette County, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                            2.36% due 6/01/2012 (c) ........................................................             800
                     655    Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                            Bonds (Davenport College of Business Project), VRDN, 2.30% due 3/01/2027 (c) ...             655
                   1,000    Michigan Higher Education Student Loan Authority, Student Loan Revenue
                            Refunding Bonds, Series XII-V, 2.65% due 3/01/2002 (a) .........................           1,000

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
DATES    Daily Adjustable Tax-Exempt Securities
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
HDA      Housing Development Authority
IDR      Industrial Development Revenue Bonds
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
SAN      State Aid Notes
TEAMS    Tax-Exempt Adjustable Municipal Securities
VRDN     Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                   Issue                                                     Value
----------------------------------------------------------------------------------------------------------------------------
Michigan                    Michigan Municipal Bond Authority Revenue Bonds:
(continued)     $  6,975        Series B-1, 3.50% due 7/01/2002 ............................................     $     7,019
                  20,855        Series C-1, 3.50% due 8/22/2002 ............................................          21,023
                  10,000        Series C-2, 3.50% due 8/22/2002 ............................................          10,081
                   8,000    Michigan Municipal Bond Authority, School Loan Revenue Bonds,
                            5% due 12/01/2001 ..............................................................           8,026
                   7,500    Michigan State Building Authority, CP, 2.10% due 10/10/2001 ....................           7,500
                   4,000    Michigan State Building Authority, CP (Bloomfield Partners),
                            2.55% due 2/13/2002 ............................................................           4,000
                   5,000    Michigan State, COP, Refunding (New Center Development Inc.), Series A,
                            4% due 10/01/2001 (e) ..........................................................           5,000
                            Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
                   1,200        (Laurel Valley), TEAMS, 2.35% due 12/01/2007 ...............................           1,200
                   4,000        (Sand Creek Apartments, Phase I Project), AMT,
                                2.37% due 1/01/2029 ........................................................           4,000
                   2,000        (Woodland Meadows Project), AMT, 2.25% due 3/01/2013 .......................           2,000
                  18,350    Michigan State Housing Authority, CP, Series 88A, 2.30% due 10/17/2001 .........          18,350
                            Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                   3,800        (AACOA Estrusions Inc. Project), AMT, 2.50% due 2/01/2008 ..................           3,800
                     645        (Akemi Inc. Project), 2.45% due 3/01/2021 ..................................             645
                     445        (Applied Textiles Inc. Project), AMT, 2.40% due 7/01/2008 ..................             445
                   2,720        (Automatic Handling Inc. Project), AMT, 2.55% due 7/01/2009 ................           2,720
                     375        (BBPV Project), AMT, Series A-2, 2.56% due 1/01/2014 .......................             375
                   1,710        (Baron Drawn Steel), AMT, 2.55% due 12/01/2006 .............................           1,710
                   2,470        (Biewer of Lansing LLC Project), AMT, 2.50% due 5/01/2019 ..................           2,470
                   4,000        (C&M Manufacturing Corporation Inc. Project), AMT, 2.67% due 7/01/2014 .....           4,000
                   6,400        (CAMAC LLC Project), AMT, 2.35% due 8/01/2028 ..............................           6,400
                   1,285        (Chambers Enterprises II Project), AMT, 2.45% due 11/01/2018 ...............           1,285
                   2,515        (Cherry Central Co-operative Inc. Project), 2.55% due 11/01/2013 ...........           2,515
                   6,795        (Childrens Home--Detroit Project), 2.40% due 8/01/2029 .....................           6,795
                   2,500        (Cincinnati Milacron Inc. Project), AMT, 2.45% due 4/15/2005 ...............           2,500
                   4,235        (Forest City Technologies), AMT, 2.55% due 9/01/2015 .......................           4,235
                   2,900        (Genesee Packaging Inc. Project), 2.55% due 9/01/2016 ......................           2,900
                   3,300        (Glastender Inc. Project), AMT, 2.50% due 12/01/2010 .......................           3,300
                   5,000        (Graphic Enterprises Inc. Project), AMT, 2.50% due 9/01/2014 ...............           5,000
                     780        (Hercules Drawn Steel Project), AMT, 2.50% due 8/01/2006 ...................             780
                   1,020        (Inalfa-Hollandia Inc. Project), AMT, 2.45% due 5/01/2016 ..................           1,020
                   2,000        (Ingersoll CM Systems Inc. Project), AMT, 2.55% due 12/01/2011 .............           2,000
                   4,370        (Karona Inc. Project), AMT, 2.55% due 12/01/2015 ...........................           4,370
                   3,700        (Kaumagraph Flint Corporation Project), AMT, 2.50% due 11/01/2014 ..........           3,700
                   2,400        (Kendor Steel Rule Die Project), AMT, 2.50% due 11/01/2019 .................           2,400
                   2,150        (Kerkstra Precast Inc. Project), AMT, 2.40% due 5/01/2025 ..................           2,150
                   1,600        (Mikden Holdings Project), AMT, 2.55% due 6/01/2021 ........................           1,600
                   1,820        (Monarch Hydraulics Inc. Project), AMT, 2.40% due 7/01/2016 ................           1,820
                   2,000        (Morrell Inc. Project), AMT, 2.45% due 5/01/2022 ...........................           2,000
                   1,300        (Norbert Industries Inc. Project), AMT, 2.36% due 4/01/2006 ................           1,300
                     755        (Northern Pure Ice Co. Project), AMT, 2.36% due 3/01/2015 ..................             755
                     765        (Nuvar Properties LLC Project), AMT, 2.40% due 7/01/2026 ...................             765
                   2,300        (Park Realty LLC), AMT, Series A, 2.40% due 9/01/2026 ......................           2,300
                   6,155        (Pioneer Metal Finishing Project), AMT, 2.50% due 11/01/2008 ...............           6,155
                   1,625        (R.H. Wyner Association Inc. Project), AMT, 2.45% due 10/01/2026 ...........           1,625
                   3,300        (Richwood Industries Inc. Project), AMT, 2.50% due 9/01/2030 ...............           3,300
                   4,965        (Riverwalk Properties LLC Project), AMT, 2.45% due 8/01/2021 ...............           4,965
                     250        Series C-4, 2.56% due 1/01/2009 ............................................             250
                   1,005        (TEI Investments LLC), AMT, 2.45% due 2/01/2022 ............................           1,005
                   1,900        (Team Industries Inc. Project), AMT, 2.40% due 3/01/2023 ...................           1,900

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)      (IN THOUSANDS)

                   Face
State             Amount                                   Issue                                                     Value
----------------------------------------------------------------------------------------------------------------------------
Michigan                    Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)                 VRDN (c) (concluded):
                $  2,100        (Universal Leasing Inc. Project), AMT, 2.50% due 11/01/2016 ................     $     2,100
                   1,900        (Vector Investments LLC Project), AMT, 2.36% due 2/01/2020 .................           1,900
                   2,150        (Veri-Tek International Corporation Project), AMT, 2.45% due 4/01/2026 .....           2,150
                   2,000        (WDKK Development LLC Project), AMT, 2.45% due 1/01/2024 ...................           2,000
                   3,500        (Waltec American Forgings), AMT, 2.55% due 10/01/2009 ......................           3,500
                     350        (Whitehall Industries), AMT, Series A-6, 2.56% due 1/01/2014 ...............             350
                   3,000        (Zuckero Investment Company Inc. Project), AMT, 2.55% due 8/01/2015 ........           3,000
                            Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                            VRDN (c):
                   2,400        (Consumers Power Company Project), Series A, 2.60% due 6/15/2010 (a) .......           2,400
                     700        (Grandview Plaza Project), AMT, 2.55% due 12/15/2010 .......................             700
                     245        (Park Village Pines Project), 2.30% due 5/01/2006 ..........................             245
                  20,000    Michigan State Strategic Fund, PCR (General Motors Corporation Project),
                            VRDN, 2.25% due 12/01/2008 (c) .................................................          20,000
                   5,337    Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds (Grayling
                            Generating Project), VRDN, AMT, 2.30% due 1/01/2014 (c) ........................           5,337
                   1,695    Muskegon County, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Refunding Bonds (Baker College), VRDN,
                            2.30% due 12/01/2021 (c) .......................................................           1,695
                            Oakland County, Michigan, Economic Development Corporation, Limited
                            Obligation Revenue Bonds, VRDN, AMT (c):
                   3,000        (Schain Mold & Engineering), 2.55% due 4/01/2021 ...........................           3,000
                   3,800        (V&M Corporation Project), 2.50% due 9/01/2018 .............................           3,800
                   3,100    Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN,
                            AMT, 2.50% due 9/01/2019 (c) ...................................................           3,100
                   6,450    Saginaw County, Michigan, Economic Development Corporation Revenue Bonds
                            (Al-Fe Heat Treating Project), VRDN, AMT, 2.35% due 2/01/2010 (c) ..............           6,450
                  11,500    Saline Michigan Area Schools, GO, VRDN, Series B, 2.20% due 5/01/2030 (c) ......          11,500
                   9,000    State of Michigan, GO, Multi Modal School Bond, CP, 3.20% due 10/03/2001 .......           9,000
                   1,000    University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                            2.65% due 12/01/2027 (c) .......................................................           1,000
                   5,100    University of Michigan, University Revenue Bonds (Medical Service Plan),
                            6.50% due 12/01/2001 (d) .......................................................           5,228
                   8,000    Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, VRDN,
                            GO, Series SGA-68, 2.65% due 5/01/2022 (b)(c) ..................................           8,000
                     440    Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                            Bonds (Family One Inc. Project), VRDN, AMT, 2.40% due 11/01/2019 (c) ...........             440
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico--     20,000    Government Development Bank, Puerto Rico, CP, 2.65% due 10/31/2001 .............          20,000
5.6%
----------------------------------------------------------------------------------------------------------------------------
                            Total Investments (Cost--$357,186*)--99.7% .....................................         357,186

                            Other Assets Less Liabilities--0.3% ............................................           1,215
                                                                                                                 -----------
                            Net Assets--100.0% .............................................................     $   358,401
                                                                                                                 ===========
============================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(d)   Prerefunded.
(e)   Escrowed to maturity.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001

Assets:
Investments, at value (identified cost--$357,186,422) ......................                        $ 357,186,422
Cash .......................................................................                               67,984
Interest receivable ........................................................                            1,431,826
Prepaid registration fees and other assets .................................                               12,963
                                                                                                    -------------
Total assets ...............................................................                          358,699,195
                                                                                                    -------------
Liabilities:
Payables:
  Investment adviser .......................................................    $       143,810
  Distributor ..............................................................             89,969
  Beneficial interest redeemed .............................................              3,359           237,138
                                                                                ---------------
Accrued expenses and other liabilities .....................................                               60,935
                                                                                                    -------------
Total liabilities ..........................................................                              298,073
                                                                                                    -------------
Net Assets .................................................................                        $ 358,401,122
                                                                                                    =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized .................................................................                        $  35,848,890
Paid-in capital in excess of par ...........................................                          322,640,005
Accumulated realized capital losses--net ...................................                              (87,773)
                                                                                                    -------------
Net Assets--Equivalent to $1.00 per share based on 358,488,896 shares of
beneficial interest outstanding ............................................                        $ 358,401,122
                                                                                                    =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Interest and amortization of premium and discount earned ...................                        $   5,925,517

Expenses:
Investment advisory fees ...................................................    $       965,622
Distribution fees ..........................................................            240,242
Accounting services ........................................................             32,531
Professional fees ..........................................................             27,009
Transfer agent fees ........................................................             23,501
Custodian fees .............................................................             18,107
Registration fees ..........................................................             12,190
Printing and shareholder reports ...........................................              8,775
Pricing fees ...............................................................              4,812
Trustees' fees and expenses ................................................              1,264
Other ......................................................................              4,211
                                                                                ---------------
Total expenses .............................................................                            1,338,264
                                                                                                    -------------
Investment income--net .....................................................                            4,587,253
                                                                                                    -------------
Net Increase in Net Assets Resulting from Operations .......................                        $   4,587,253
                                                                                                    =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            For the Six            For the
                                                                           Months Ended           Year Ended
                                                                           September 30,           March 31,
Increase (Decrease) in Net Assets:                                             2001                  2001
--------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................      $     4,587,253       $    12,451,792
Realized loss on investments--net .................................                   --                (4,954)
                                                                         ---------------       ---------------
Net increase in net assets resulting from operations ..............            4,587,253            12,446,838
                                                                         ---------------       ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net .............           (4,587,253)          (12,451,792)
                                                                         ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ..................................          725,516,475         1,370,321,030
Value of shares issued to shareholders in reinvestment of dividends            4,587,394            12,451,629
                                                                         ---------------       ---------------
                                                                             730,103,869         1,382,772,659
Cost of shares redeemed ...........................................         (763,646,346)       (1,351,157,829)
                                                                         ---------------       ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions .............................................          (33,542,477)           31,614,830
                                                                         ---------------       ---------------
Net Assets:
Total increase (decrease) in net assets ...........................          (33,542,477)           31,609,876
Beginning of period ...............................................          391,943,599           360,333,723
                                                                         ---------------       ---------------
End of period .....................................................      $   358,401,122       $   391,943,599
                                                                         ===============       ===============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended                 For the Year Ended March 31,
                                                             September 30,   -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2001           2000           1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ................         $     1.00     $     1.00      $    1.00      $    1.00    $    1.00
                                                              ----------     ----------      ---------      ---------    ---------
Investment income--net ..............................                .01            .03            .03            .03          .03
Realized gain (loss) on investments--net ............                 --             --+            --+            --+          --+
                                                              ----------     ----------      ---------      ---------    ---------
Total from investment operations ....................                .01            .03            .03            .03          .03
                                                              ----------     ----------      ---------      ---------    ---------
Less dividends from investment income--net ..........               (.01)          (.03)          (.03)          (.03)        (.03)
                                                              ----------     ----------      ---------      ---------    ---------
Net asset value, end of period ......................         $     1.00     $     1.00      $    1.00      $    1.00    $    1.00
                                                              ==========     ==========      =========      =========    =========
Total Investment Return .............................              2.32%*         3.47%          2.86%          2.78%        3.07%
                                                              ==========     ==========      =========      =========    =========
Ratios to Average Net Assets:
Expenses ............................................               .69%*          .70%           .70%           .71%         .71%
                                                              ==========     ==========      =========      =========    =========
Investment income--net ..............................              2.38%*         3.40%          2.81%          2.72%        3.02%
                                                              ==========     ==========      =========      =========    =========
Supplemental Data:
Net assets, end of period (in thousands) ............         $  358,401     $  391,944      $ 360,334      $ 393,612    $ 306,046
                                                              ==========     ==========      =========      =========    =========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $3,558 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $88,000, of which $39,000 expires in 2003, $32,000 expires in 2005, $7,000 expires in 2006, $5,000 expires in 2008 and $5,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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